EXHIBIT 10.16

EXECUTION COPY

CONSENT, WAIVER AND FOURTH AMENDMENT

This CONSENT, WAIVER AND FOURTH AMENDMENT, dated as of August 1, 2005 (this “Consent, Waiver and Amendment”), made by BEAR STEARNS CORPORATE LENDING INC., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Revolving Credit Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Revolving Credit Collateral Agent”), and THE BANK OF NEW YORK, as collateral agent for the Term Loan Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Term Loan Collateral Agent” and together with the Administrative Agent and the Revolving Credit Collateral Agent, collectively, the “Agents”), and the Lenders (as defined in the Credit Agreement referred to below) listed on the signature pages hereof (the “Lenders”) in favor of TRICO MARINE ASSETS, INC., a Delaware corporation (“Trico Assets”), TRICO MARINE OPERATORS, INC., a Louisiana corporation (“Trico Operators”), TRICO MARINE SERVICES, INC., a Delaware corporation (the “Company”), TRICO MARINE INTERNATIONAL, INC., a Louisiana corporation (“TMI”), TRICO MARINE INTERNATIONAL HOLDINGS B.V., a Netherlands limited company (besloten vennootschap) (“TMIH”), TRICO SUPPLY AS, a Norway limited company (“Trico Supply”), and the other Subsidiaries of the Company listed on the signature pages hereof (together with the Company, Trico Assets, Trico Operators, TMI, TMIH and Trico Supply, collectively, the “Credit Parties”).

RECITALS

A.    The Credit Parties, the Lenders and the Agents are parties to that certain Credit Agreement (Exit), dated as of February 21, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.    The Credit Parties, the Agents and the Lenders each desire to amend the Credit Agreement in accordance with the terms and conditions set forth in this Consent, Waiver and Amendment.

C.    The Credit Parties have requested that the Agents and the Lenders grant the consents and waivers as more fully described herein.

D.    The Agents and the Lenders each desire to grant such consents and waivers in accordance with the terms and conditions set forth herein.

In consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Consent, Waiver and Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS.

Section 1.01.   Certain Definitions. All terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Section 1.02.   Rules of Interpretation. The rules of interpretation specified in Section 1.2 of the Credit Agreement shall be applicable to this Consent, Waiver and Amendment.

ARTICLE II

CONSENT AND WAIVER.

Section 2.01.   Non-Collateral Vessel Sale. The Agents and the Lenders hereby consent to, and waive the provisions of Section 6.4 of the Credit Agreement restricting, the Disposition by the Company or any of its Subsidiaries of the vessels identified as “Non-Collateral Vessels” in Schedule I (the “Non-Collateral Vessels”); provided that (i) the aggregate amount of proceeds received in connection with the Disposition of the Non-Collateral Vessels in the form of cash and Cash Equivalents shall be not less than $300,000, (ii) the terms and conditions of such Disposition shall require the purchaser of the Non-Collateral Vessels to agree to not operate the Non-Collateral Vessels in the offshore supply vessels industry anywhere in the world, (iii) the Credit Parties shall comply with the provisions of Section 2.6 of the Credit Agreement and (iv) the Credit Parties shall promptly provide to the Agents written confirmation and evidence of the consummation of the Disposition of the Non-Collateral Vessels.

Section 2.02.   Sale of Certain Assets Constituting Collateral. (a) The Agents and the Lenders hereby consent to, and waive the provisions of Section 6.4 of the Credit Agreement restricting, the Disposition by the Company of (i) the vessels identified as “Cold Stacked Vessels” in Schedule II (the “Cold Stacked Vessels”), (ii) the vessel identified as “Stillwater River”, with a vessel number: 1067867 (the “SWATH Vessel”), (iii) the equipment identified as “EMD Engines” in Schedule III (the “EMD Engines”) and (iv) the vessels identified as “Purchase Option Vessels” in Schedule IV (together with the Cold Stacked Vessels, the SWATH Vessel and the EMD Engines, collectively, the “Collateral Assets”); provided that (x) the aggregate amount of proceeds received in connection with the Disposition of the Collateral Assets in the form of cash and Cash Equivalents shall be not less than $6,000,000, (y) the Credit Parties shall comply with the provisions of Section 2.6 of the Credit Agreement and (z) the Credit Parties shall promptly provide to the Agents written confirmation and evidence of the consummation of the Disposition of the Collateral Assets.

(b)  Subject to the consummation of the Disposition of the Collateral Assets and subject to the conditions set forth in the proviso in clause (a) above, the Revolving Credit Collateral Agent and the Term Loan Collateral Agent hereby consent to the release of Collateral constituting the Collateral Assets.

ARTICLE III

AMENDMENTS.

Section 3.01.   Defined Terms (Section 1.1). Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in appropriate alphabetical order:

““Cash Collateral Reserve Amount” means $1,000,000, as it may be reduced from time to time in accordance with Section 2.21(e).”

Section 3.02.   Cash Collateralization of L/Cs (Section 2.21). Section 2.21 of the Credit Agreement is hereby amended by:

(a)  deleting Section 2.21(a) in its entirety, and inserting in lieu thereof the following:

“(a) Source of Funds for Cash Collateralization. All Group L/Cs (other than Existing L/Cs) issued on or after the Initial Funding Date, and the amount of all increases in the face amount of Existing L/Cs (as defined below), shall be cash collateralized exclusively with the proceeds of Revolving Loans, provided that (i) Group L/Cs issued and outstanding prior to the Initial Funding Date having an aggregate L/C Exposure not exceeding the lesser of (x) $7,000,000 and (y) the Aggregate L/C Exposure immediately prior to the Initial Funding Date (such lesser amount, as it may be reduced from time to time as provided herein, the “Maximum Existing L/C Exposure”) (such Group L/Cs, together with any renewals or extensions thereof and any new Group L/Cs issued in replacement thereof and cash collateralized in accordance with this Section 2.21, the “Existing L/Cs”) may be cash collateralized as provided herein with cash pledged to secure Existing L/Cs immediately prior to the Initial Funding Date or from the Reserved Cash Collateral Account, and (ii) in the event that any Specified Group Member requires, in connection with the conduct of its business in the ordinary course, (x) the issuance of a Group L/C that does not qualify as an Existing L/C and at such time no Revolving Loans are outstanding and the condition precedent to the making of a Revolving Loan set forth in Section 4.2(c) cannot be satisfied, then such Specified Group Member may utilize Available Cash of the Specified Group Members (but only to the extent of the aggregate amount of such Available Cash in excess of $6,000,000) to cash collateralize such Group L/C (but not any renewal, extension or replacement of such Group L/C unless, and only to the extent that, the requirements of this clause (ii) are again satisfied as to such renewed, extended or replacement Group L/C at the time of such renewal, extension or replacement), and any remainder of the required cash collateral for such Group L/C shall be obtained from proceeds of Revolving Loans, or (y) an increase in the face amount of an Existing L/C, then such Specified Group Member may utilize Available Cash of the Specified Group Members (but only to the extent of the Cash Collateral Reserve Amount) to cash collateralize such increase, and any remainder of the required cash collateral for such increase shall be obtained from proceeds of Revolving Loans, provided further that the aggregate face amount of all Group L/Cs cash collateralized with amounts not constituting the proceeds of Revolving Loans (which shall include only the face amount of the Group L/Cs issued pursuant to this clause (ii) and the Existing L/Cs (excluding any increases in the face amount of Existing L/Cs that are cash collateralized in accordance with this clause (ii)) shall not exceed at any time the lesser of (x) $7,000,000 and (y) the Aggregate L/C Exposure immediately prior to the Initial Funding Date. All cash collateral for Group L/Cs (including Existing L/Cs) shall be held solely in the Nordea/Trico Cash Collateral Account, Account No. 3020913001, at Nordea Bank Finland PLC, New York Branch and/or at such other accounts as may be consented to by the Majority Lenders (collectively, the “Permitted L/C Cash Collateral Accounts”).”; and

(b)  adding the following new clause (e) at the end of such Section:

“(e) Reduction of Cash Collateral Reserve Amount. The Cash Collateral Reserve Amount shall be permanently reduced by the aggregate amount of Available Cash of the Specified Group Members used from time to time to cash collateralize Existing L/Cs pursuant to Section 2.21(a)(ii)(y). The Company shall notify the Administrative Agent monthly of the Cash Collateral Reserve Amount and the amount thereof after such reduction.”

ARTICLE IV

EFFECT OF AMENDMENTS.

Except as expressly set forth herein, the consents, waivers and amendments set forth herein shall not by implication or otherwise limit, impair, constitute a waiver or amendment of, or otherwise affect, the rights or remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, in similar or different circumstances. The consents, waivers and amendments herein shall apply and be effective only with respect to the matters expressly covered thereby.

ARTICLE V

EFFECTIVE DATE.

This Consent, Waiver and Amendment shall become effective as of the date first written above upon, and only upon, the date (the “Effective Date”) on which the following condition precedent has been first satisfied: delivery to the Administrative Agent by the parties hereto of duly executed counterparts of this Consent, Waiver and Amendment. Upon the effectiveness of this Consent, Waiver and Amendment the Credit Agreement shall for all purposes become the Credit Agreement as hereby amended.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES.

The Company and each Borrower represents and warrants as to itself and to each other Credit Party or Group Member, as applicable, and each other Credit Party represents and warrants as to itself, to each Agent and each Lender that the representations and warranties made by the applicable Credit Parties in the Credit Documents are true and correct in all material respects on and as of the Effective Date, after giving effect to the effectiveness of the this Consent, Waiver and Amendment, as if made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date. For purposes of such restatement of such representations and warranties all references to the “Credit Documents” within the Credit Agreement shall be deemed to include this Consent, Waiver and Amendment, and all references to the “Credit Agreement” therein shall be deemed to mean the Credit Agreement as hereby amended.

ARTICLE VII

MISCELLANEOUS.

Section 7.01.   Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Consent, Waiver and Amendment, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner and to the address, and deemed received as provided for in Section 12.2 of the Credit Agreement. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the cable company or courier, respectively, addressed as aforesaid; except that notices and other communications to the Agents shall not be effective until received by such entity.

Section 7.02.   Counterparts. This Consent, Waiver and Amendment may be executed by one or more of the parties to this Consent, Waiver and Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Consent, Waiver and Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof.

Section 7.03.   Severability. Any provision of this Consent, Waiver and Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.04.   GOVERNING LAW. THIS CONSENT, WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS CONSENT, WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW.

Section 7.05.   Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)  submits for itself and its property in any legal action or proceeding relating to this Consent, Waiver and Amendment or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)  consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth or referenced in Section 12.2 of the Credit Agreement or at such other address of which the parties hereto shall have been notified pursuant thereto;

(d)  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

Section 7.06.   WAIVERS OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CONSENT, WAIVER AND AMENDMENT.

Section 7.07.   Waivers; Amendment.

(a)  No failure or delay of the Agents in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents hereunder and of the Agents and the Lenders under the Credit Agreement or any other Credit Document, are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Consent, Waiver and Amendment or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Consent, Waiver and Amendment nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

[Remainder of page left blank intentionally; signatures follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Consent, Waiver and Amendment to be executed and delivered as of the date first written above.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above.

TRICO MARINE ASSETS, INC.
as a Borrower and a Guarantor

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

TRICO MARINE OPERATORS, INC.
as a Borrower and a Guarantor

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

TRICO MARINE SERVICES, INC.
as a Guarantor

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

COUNTERPART SIGNATURE PAGE TO THE CONSENT, WAIVER AND FOURTH AMENDMENT

TRICO MARINE INTERNATIONAL, INC.

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

:

TRICO MARINE INTERNATIONAL HOLDINGS B.V.

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

TRICO SUPPLY AS

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

TRICO SERVICOS MARITIMOS LTDA.

By:    ____/s/ Fernando R. Martins________

Name:    Fernando R. Martins

Title:    General Manager

COUNTERPART SIGNATURE PAGE TO THE CONSENT, WAIVER AND FOURTH AMENDMENT

SERVICOS DE APOYO MARITIMO DE MEXICO, S. DE R.L. DE C.V.

By:    _____/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

COASTAL INLAND MARINE SERVICES LTD.

By:    _____/s/ Geoff Jones___________

Name:    Geoff Jones

Title:    Director

TRICO MARINE INTERNATIONAL, LTD.

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

COUNTERPART SIGNATURE PAGE TO THE CONSENT, WAIVER AND FOURTH AMENDMENT

TRICO SUPPLY (UK) LIMITED

By:    ______/s/ Trevor Turbidy__________

Name:    Trevor Turbidy

Title:

ALBYN MARINE LIMITED

By:    ______/s/ A.J.R. May__________

Name:    A.J.R. May

Title:    Director

COUNTERPART SIGNATURE PAGE TO THE CONSENT, WAIVER AND FOURTH AMENDMENT

BEAR STEARNS CORPORATE LENDING INC.
as Administrative Agent and Revolving Credit Collateral Agent

By:______/s/ Victor Bulzacchelli__________
Name: Victor Bulzacchelli
Title: Vice President

BEAR STEARNS CORPORATE LENDING INC.
as Lender

By:______/s/ Victor Bulzacchelli__________
Name: Victor Bulzacchelli
Title: Vice President

COUNTERPART SIGNATURE PAGE TO THE CONSENT, WAIVER AND FOURTH AMENDMENT

THE BANK OF NEW YORK
as Term Loan Collateral Agent

By:________ _________
Name:
Title:

COUNTERPART SIGNATURE PAGE TO THE CONSENT, WAIVER AND FOURTH AMENDMENT

GREAT AMERICAN INSURANCE COMPANY

By: AMERICAN MONEY MANAGEMENT CORP.,

as Portfolio Manager

By:______/s/ David P. Meyer_________
Name: David P. Meyer
Title: Senior Vice President

GREAT AMERICAN LIFE INSURANCE COMPANY

By: AMERICAN MONEY MANAGEMENT CORP.,

as Portfolio Manager

By:______/s/ David P. Meyer_________
Name: David P. Meyer
Title: Senior Vice President

COUNTERPART SIGNATURE PAGE TO THE CONSENT, WAIVER AND FOURTH AMENDMENT

TRS CALLISTO LLC

By:______/s/ Alice L. Wagner _________
Name: Alice L. Wagner
Title: Vice President

COUNTERPART SIGNATURE PAGE TO THE CONSENT, WAIVER AND FOURTH AMENDMENT

MARINER LDC

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

MARINER LDC

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

CASPIAN CAPITAL PARTNERS, L.P.

By: MARINER INVESTMENT GROUP, INC.,
as Investment Advisor

By:    _/s/ Charles R. Howe, II_____________
Name:    Charles R. Howe, II
Title:    President

COUNTERPART SIGNATURE PAGE TO THE CONSENT, WAIVER AND FOURTH AMENDMENT

PUTNAM INVESTMENT MANAGEMENT, LLC,

on behalf of

Putnam High Yield Trust
Putnam High Yield Advantage Fund
Putnam Diversified Income Trust

By:    ____________________________________

Name:

Title:

SCHEDULE I

NON-COLLATERAL VESSELS

Vessel name	Vessel type		Vessel number	Book value ($)	Appraised value
Madison River	Supply Vessel (180' x 40' x 14'	)	576865	$63,937	(not appraised	)
Diamond River	Oceanographic Research Vessel (180' x 38' x 13'6''	)	556352	$63,937	(not appraised	)
Cannon River	Supply Vessel (180' x 44' x 15'	)	607942	$-	(not appraised	)
Hudson River	Supply Vessel (190' x 38' x 14'	)	565218	$-	(not appraised	)

SCHEDULE II

COLD STACKED VESSELS

Vessel name	Vessel type		Vessel number	Book value	Appraised value
Hope River	OSV / Towing (180' x 38' x 14'	)	559292	$553,136	$900,000
Pond River	OSV / Towing (180' x 38' x 14'	)	542117	$491,676	$800,000

SCHEDULE III

EMD ENGINES

SCHEDULE IV

PURCHASE OPTION VESSELS

Vessel name	Vessel type		Vessel number		Book value	Appraised value
Firehole River	Crewboat (120' x 26' x 10'	)	n/a (a	)	$245,838	$400,000
Platte River	Crewboat (120' x 26' x 10'	)	n/a (a	)	$265,415	$425,000
Snake River	Crewboat (120' x 26' x 9'9''	)	n/a (a	)	$265,415	$425,000
Colorado	Crewboat (120' x 26' x 10'	)	n/a (a	)	$307,297	$500,000
(a) Official vessel numbers are administered by the bareboat charterer